--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

--------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            EQUITY GROWTH PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting sustainable earnings growth.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 37.41% compared to 29.73% for the S&P 500 Index for the same period. The total return of the Portfolio for the twelve months ended September 30, 1995 and the average annual total return for the period since inception on April 2, 1991 through September 30, 1995 were 37.41% and 13.82%, respectively, compared to 29.71% and 13.57% for the S&P 500 Index for the same periods.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
---------------------------------------------

                                      TOTAL RETURNS(2)
                          -----------------------------------------
                                                       AVERAGE
                                         ONE           ANNUAL
                             YTD        YEAR       SINCE INCEPTION
                          ---------  -----------  -----------------
PORTFOLIO...............      37.41%      37.41%          13.82%
S&P 500.................      29.73       29.71           13.57

1.  The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Importantly, the Portfolio's strong relative performance was achieved without overweighting the hot technology sector. As of September 30, technology accounted for just 14% of the Portfolio's net assets, moderately above the S&P weighting of 11%. Our sense is that many of our growth fund peers had substantially higher exposure to this volatile sector. Our relative underweight does not reflect negative sentiment about growth prospects for technology companies, however. In fact, with many technology stocks correcting since mid-August, we are now looking to increase our exposure selectively. Our largest technology holdings include IBM, Microsoft, Intel, Motorola, Applied Materials and LSI Logic.

During the quarter ended September 30, we cut back our growth cyclicals, taking some profits and anticipating potential earnings disappointments. For example, we sold all of our Caterpillar holding, which had risen significantly over the past 12 to 18 months. Fortunately, we eliminated the position before the company pre-announced a disappointing September quarter, which caused a sharp sell-off. We also had substantial profits in the paper sector and we reduced our exposure there. We do retain some cyclical exposure, but it is a much more selective and smaller bet than before. Our largest growth cyclical positions tend to be in companies with both strong business momentum and some restructuring or margin gain potential. Examples include United Technologies, Burlington Northern and Boeing.

After a sizzling summer for high beta growth stocks, we also decided to pare back this area, shifting money into selected larger cap stocks that had lagged. For example, General Nutrition, a growth retailer and one of our top holdings until recently, nearly doubled over the past six months. We still own it but have cut our position in half. We also cut back on names like HFS, CUC International, New World Communications and Boston Chicken, all of which had dramatic gains.

Consumer staple stocks remain a big component of the Portfolio. This area, which includes tobacco, beverages, packaged food, household products and drugs, represented 23% of net assets at September 30. The better positioned consumer staple companies have global franchises that drive solid volume growth and enjoy pricing flexibility, high returns and generate excess cash. Philip Morris has been the largest holding in the Portfolio for most of 1995, and we actually added to the position in the third quarter. At about $85, it is up over 45% year-to-date, yet the stock still trades at only 13 and 11 times projected 1995 and 1996 earnings, respectively. Reported earnings are reduced by a large amount of goodwill amortization, a non-cash expense that is nothing more than an accounting entry. Adjusted for this, Philip Morris trades at just 10.3 times projected 1996 earnings. The dividend yield, at 4.8%, is about twice the level of the S&P 500, and we expect 15-20% annual increases in the company's dividend over the next 3-5 years.

Our enthusiasm for Philip Morris derives from several factors. First, business is very strong and the growth which characterized the company before "Marlboro Friday" is firmly re-established. Second, management is much more shareholder oriented than in prior years -- a powerful point given the enormous free cash flow generated by the company. And third, the stock continues to trade at a big discount to other consumer nondurables, due to the constant flow of negative publicity regarding the tobacco industry. While the stock's p/e has expanded, its discount to other consumer nondurables has not narrowed, but we believe a narrowing of the spread is very possible given the dramatic improvement in company fundamentals. If this were to occur, and assuming consumer nondurable stock p/e ratios stay flat, Philip Morris could trade to $120 over the next year. If a narrowing of the discount does not occur, we have a 4.8% yield and annual earnings growth of +15%. Our other significant consumer staple holdings include UST, Coca Cola, PepsiCo, Kellogg, Ralston Purina, Schering Plough, American Home Products and Pfizer. Each appears to have a high degree of earnings predictability, double digit EPS growth prospects and strong cash flow generation.

Another important sector for the Portfolio is financials. At September 30, the financial sector weighting was 19% versus 13% for the S&P 500, with the most important holdings including American Express, Fannie Mae, Wells Fargo, Exel, Citicorp, Ace Ltd. and Ahmanson. Selected financial service companies are exhibiting growth characteristics due to a confluence of factors. First, the American corporate and individual balance sheet is in its best condition in years, which lowers credit costs. Second, due to the financial crises of the early 1990s, managements have been in a cost-cutting and capital building mode for several years. Now, with excess capital being used for consolidation and big buybacks, EPS growth is rapid even with only modest top-line increases. And third, some financial service companies have been able to tap into certain secular trends to create significant top-line growth. For example, American Express is well positioned to exploit the trend toward credit and charge cards and away from cash.

Against the backdrop of moderate inflation, favorable interest rates, and most importantly, good earnings growth, we continue to find exciting growth stock opportunities for the Portfolio. We ended the quarter with approximately 6% in cash.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                                     VALUE
  SHARES                                                             (000)
-----------                                                       -----------
COMMON STOCKS (93.3%)
  CAPITAL GOODS/CONSTRUCTION (10.6%)
    AEROSPACE & DEFENSE (9.8%)
     17,500    Boeing Co.                                         $     1,194
     34,400    General Dynamics Corp.                                   1,888
     25,500    Litton Industries, Inc.                                  1,109
     41,500    Lockheed Martin Corp.                                    2,786
      8,600    Loral Corp.                                                490
     48,000    McDonnell Douglas Corp.                                  3,972
     46,400    United Technologies Corp.                                4,101
                                                                  -----------
                                                                       15,540
                                                                  -----------
    ELECTRICAL EQUIPMENT (0.8%)
     18,700    General Electric Co.                                     1,192
                                                                  -----------
  TOTAL CAPITAL GOODS/CONSTRUCTION                                     16,732
                                                                  -----------
  CONSUMER-CYCLICAL (16.5%)
    AUTOMOTIVE (2.4%)
     19,092    Chrysler Corp.                                           1,012
     30,000    Ford Motor Co.                                             934
     20,800    General Motors Corp.                                       975
     22,300    Goodyear Tire & Rubber Co.                                 878
                                                                  -----------
                                                                        3,799
                                                                  -----------
    BROADCAST-RADIO & TELEVISION (2.0%)
     10,600    CBS, Inc.                                                  847
     52,400    New World Communications Group, Inc.                     1,081
     25,918    Viacom, Inc., Class B                                    1,289
                                                                  -----------
                                                                        3,217
                                                                  -----------
    ENTERTAINMENT & LEISURE (1.9%)
     27,100    AMC Entertainment, Inc.                                    481
     46,300    Carmike Cinemas, Inc., Class A                           1,019
     26,000    Walt Disney Co.                                          1,492
                                                                  -----------
                                                                        2,992
                                                                  -----------
    FOOD SERVICE & LODGING (1.0%)
     17,300    HFS, Inc.                                                  906
     26,500    La Quinta Inns, Inc.                                       742
                                                                  -----------
                                                                        1,648
                                                                  -----------
    GAMING & LODGING (0.2%)
     20,500    Trump Hotels & Casino Resort                               349
                                                                  -----------
    LEISURE RELATED (1.6%)
     21,600    Eastman Kodak Co.                                        1,280
     55,200    Toy Biz, Inc.                                            1,325
                                                                  -----------
                                                                        2,605
                                                                  -----------
    PUBLISHING (1.7%)
     32,500    Gannett Co., Inc.                                        1,775
     31,300    New York Times Co., Class A                                857
                                                                  -----------
                                                                        2,632
                                                                  -----------

                                                                     VALUE
  SHARES                                                             (000)
-----------                                                       -----------
    RETAIL-GENERAL (5.7%)
     38,800    AutoZone, Inc.                                     $       989
     85,700    Family Dollar Stores, Inc.                               1,629
     45,200    General Nutrition Cos., Inc.                             2,057
     32,000    Harcourt General, Inc.                                   1,340
     14,700    Home Depot, Inc.                                           586
      3,700    NIKE, Inc., Class B                                        411
     17,600    PetSmart, Inc.                                             594
     22,200    Tandy Corp.                                              1,349
                                                                  -----------
                                                                        8,955
                                                                  -----------
  TOTAL CONSUMER-CYCLICAL                                              26,197
                                                                  -----------
  CONSUMER-STAPLES (22.6%)
    BEVERAGES & TOBACCO (13.0%)
     40,900    Coca Cola Co.                                            2,822
     47,200    PepsiCo, Inc.                                            2,407
    151,900    Philip Morris Cos., Inc.                                12,684
     90,900    UST, Inc.                                                2,602
                                                                  -----------
                                                                       20,515
                                                                  -----------
    DRUGS (4.5%)
     20,900    American Home Products Corp.                             1,774
     22,500    Merck & Co., Inc.                                        1,260
     42,300    Pfizer, Inc.                                             2,258
     35,700    Schering-Plough Corp.                                    1,838
                                                                  -----------
                                                                        7,130
                                                                  -----------
    FOOD (3.2%)
     34,700    Kellogg Co.                                              2,511
     44,200    Ralston Purina Group                                     2,558
                                                                  -----------
                                                                        5,069
                                                                  -----------
    HEALTH CARE SUPPLIES & SERVICES (1.0%)
     33,000    Columbia/HCA Healthcare Corp.                            1,605
                                                                  -----------
    PERSONAL CARE PRODUCTS (0.9%)
      5,500    Procter & Gamble Co.                                       423
     20,800    Scott Paper Co., Series A                                1,009
                                                                  -----------
                                                                        1,432
                                                                  -----------
  TOTAL CONSUMER-STAPLES                                               35,751
                                                                  -----------
  DIVERSIFIED (1.8%)
     33,200    AlliedSignal, Inc.                                       1,465
     21,000    Textron, Inc.                                            1,433
                                                                  -----------
  TOTAL DIVERSIFIED                                                     2,898
                                                                  -----------
  ENERGY (1.9%)
    COAL, GAS, & OIL (1.9%)
     14,300    Mobil Corp.                                              1,425
     12,800    Royal Dutch Petroleum Co.                                1,571
                                                                  -----------
  TOTAL ENERGY                                                          2,996
                                                                  -----------

                                                                     VALUE
  SHARES                                                             (000)
-----------                                                       -----------
  FINANCE (19.0%)
    BANKING (6.6%)
    101,400    Ahmanson (H.F.) & Co.                              $     2,573
     19,400    Chase Manhattan Corp.                                    1,186
     32,200    Citicorp                                                 2,278
     23,800    Morgan (J.P.) & Co., Inc.                                1,842
     13,200    Wells Fargo & Co.                                        2,450
                                                                  -----------
                                                                       10,329
                                                                  -----------
    FINANCIAL SERVICES (8.4%)
    100,700    American Express Co.                                     4,469
     19,500    Dean Witter Discover & Co.                               1,097
     16,600    Federal Home Loan Mortgage Corp.                         1,147
     27,500    Federal National Mortgage Association                    2,846
     22,600    Franklin Resources, Inc.                                 1,302
     16,200    Loews Corp.                                              2,357
                                                                  -----------
                                                                       13,218
                                                                  -----------
    INSURANCE (4.0%)
     60,200    Ace, Ltd.                                                2,069
      3,800    CIGNA Corp.                                                396
     58,300    Exel Ltd.                                                3,389
     24,900    PartnerRe Holdings, Ltd.                                   616
                                                                  -----------
                                                                        6,470
                                                                  -----------
  TOTAL FINANCE                                                        30,017
                                                                  -----------
  MATERIALS (3.5%)
    CHEMICALS (2.5%)
     26,400    Hercules, Inc.                                           1,531
     11,600    IMC Global, Inc.                                           735
      9,100    Monsanto Co.                                               917
     10,800    Olin Corp.                                                 743
                                                                  -----------
                                                                        3,926
                                                                  -----------
    FOREST PRODUCTS & PAPER (0.5%)
     14,400    Champion International Corp.                               776
                                                                  -----------
    METALS (0.5%)
     16,100    Aluminum Company of America                                851
                                                                  -----------
  TOTAL MATERIALS                                                       5,553
                                                                  -----------
  SERVICES (3.0%)
    BUSINESS SERVICES (0.7%)
     40,600    Bell & Howell Holding Co.                                1,035
                                                                  -----------
    PROFESSIONAL SERVICES (0.9%)
     38,750    CUC International, Inc.                                  1,351
                                                                  -----------
    TRANSPORTATION (1.4%)
     10,800    AMR Corp.                                                  779
     20,500    Burlington Northern, Inc.                                1,486
                                                                  -----------
                                                                        2,265
                                                                  -----------
  TOTAL SERVICES                                                        4,651
                                                                  -----------
                                                                     VALUE
  SHARES                                                             (000)
-----------                                                       -----------
  TECHNOLOGY (14.4%)
    COMPUTERS (3.2%)
     14,250    Cabletron Systems, Inc.                            $       939
     17,200    Hewlett Packard Co.                                      1,434
     21,600    International Business Machines Corp.                    2,038
      8,300    Micron Technology, Inc.                                    660
                                                                  -----------
                                                                        5,071
                                                                  -----------
    ELECTRONICS (6.5%)
     17,500    Applied Materials, Inc.                                  1,789
     27,500    Intel Corp.                                              1,653
     29,400    LSI Logic Corp.                                          1,698
     24,700    Motorola, Inc.                                           1,886
     23,600    Texas Instruments, Inc.                                  1,885
     23,600    Watkins-Johnson Co.                                      1,292
                                                                  -----------
                                                                       10,203
                                                                  -----------
    SOFTWARE SERVICES (1.7%)
     12,000    Intuit, Inc.                                               564
     14,000    Microsoft Corp.                                          1,267
     21,100    Oracle System Corp.                                        810
                                                                  -----------
                                                                        2,641
                                                                  -----------
    TELECOMMUNICATIONS (3.0%)
     14,400    AirTouch Communications, Inc.                              441
     36,300    American Telephone & Telegraph Corp.                     2,387
     75,600    MCI Communications Corp.                                 1,966
                                                                  -----------
                                                                        4,794
                                                                  -----------
  TOTAL TECHNOLOGY                                                     22,709
                                                                  -----------
TOTAL COMMON STOCKS (Cost $121,452)                                   147,504
                                                                  -----------
   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (6.0%)
    REPURCHASE AGREEMENT (6.0%)
$     9,457    Goldman Sachs, 6.40%, dated 9/29/95, due
                10/02/95, to be repurchased at $9,462,
                collateralized by $7,495 United States Treasury
                Bonds 9.25%, due
                2/15/16, valued at $9,736 (Cost $9,457)                 9,457
                                                                  -----------
TOTAL INVESTMENTS (99.3%) (Cost $130,909)                             156,961
                                                                  -----------

OTHER ASSETS AND LIABILITIES (0.7%)
  Other Assets                                                          4,498
  Liabilities                                                          (3,334)
                                                                  -----------
                                                                        1,164
                                                                  -----------

NET ASSETS (100%)                                                 $   158,125
                                                                  -----------
                                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 10,085,765 outstanding $.001 par
  value shares (authorized 500,000,000 shares)
                                                                       $15.68
                                                                  -----------
                                                                  -----------